UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 26, 2004

                       InteliData Technologies Corporation
               (Exact Name of Registrant as Specified in Charter)



DELAWARE                               000-21685                     54-1820617
--------                               ---------                     ----------
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
incorporation)                                              Identification No.)




                           11600 Sunrise Valley Drive
                                    Suite 100
                             Reston, Virginia 20191
              (Address of principal executive offices and zip code)




       Registrant's telephone number, including area code: (703) 259-3000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

         The following document is being furnished as an exhibit to this Current Report on Form 8-K pursuant to Item 12:

         Exhibit 99.1 Press release issued by InteliData Technologies Corporation on February 26, 2004.


Item 12. Results of Operations and Financial Condition.

On February 26, 2004, InteliData Technologies Corporation ("InteliData" or the "Company") issued a press release announcing its results of operations and financial condition for the quarter ended December 31, 2003. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K and the press release attached hereto are being furnished by the Company pursuant to Item 12 of Form 8-K, in accordance with SEC Release Nos. 33-8176 and 34-47226, insofar as they report the Company's results of operations and financial condition for the quarter ended December 31, 2003.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  INTELIDATA TECHNOLOGIES CORPORATION


Date: February 26, 2004           By:   /s/ John R. Polchin
                                        ---------------------------------------
                                        John R. Polchin
                                        Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number           Exhibit
--------------           --------

Exhibit 99.1             Press    release    issued  by InteliData Technologies
                         Corporation on February 26, 2004.

                                                                   EXHIBIT 99.1


FOR IMMEDIATE RELEASE                                   Contact: John R. Polchin
February 26, 2004                                        Chief Financial Officer
                                                                  (703) 259-3000




             INTELIDATA REPORTS FOURTH QUARTER AND FULL-YEAR RESULTS


     RESTON,  VA,  February 26, 2004 - InteliData  Technologies  Corp.  (Nasdaq:
INTD), a leading provider of electronic bill payment and presentment technologies, today announced financial results for the three-month and twelve-month periods ended December 31, 2003.

     Revenue for the fourth quarter totaled $4.4 million, a decrease of $954,000 from the $5.3 million as reported for the year-ago quarter. Full-year revenue totaled $20.6 million as compared to $21.5 million for the full-year period of 2002.

     Gross profit for the three-month and twelve month periods ended December 31, 2003 totaled $2.6 million and $13.1 million, respectively. This resulted in a gross margin for the three-month period of 59% as compared to 61% for the prior-year period, while on a full-year basis, the Company's gross margin increased to 63% as compared to 61% for the twelve months of 2002.

     Net loss for the three-month and twelve month periods ended December 31, 2003 was $873,000, or $0.02 per share, and $1.6 million, or $0.03 per share, respectively. These net loss results compare to $200,000, or less than $0.01 per share, and $8.6 million, or $0.18 per share, for the comparable year-ago periods.

     Cash and investments as of December 31, 2003 totaled $7.6 million, compared to $5.7 million as of year-end 2002. The yearend balance includes approximately $3.1 million of net proceeds from a July warrant exercise.

     "While our recurring revenue from bill payment experienced steady growth across the year, it was unable to offset declines from anticipated Online Banking client departures and the migration of First Hawaiian Bank and Bank of The West to our in-house solution. These events negatively impacted full-year revenues by approximately $3 million, contributing to the 4% year-over-year decrease," said Alfred S. Dominick, Jr., Chairman and CEO. "Despite our improved bottom-line performance during 2003 and considerable technology advancements, the top-line simply did not meet expectations. We do maintain a pipeline comprised of both new and existing client opportunities; however, the ability to project when these prospective sales will be realized remains difficult as banks continue to struggle with project priorities and budgets."

     With incremental customer de-conversions and migrations expected during the first-half of 2004, coupled with timing uncertainties surrounding current pipeline opportunities, the Company is providing updated 2004 full-year revenue guidance consistent with FY2003 results. However, based on the Company's improved net loss performance during FY2003, the Company remains focused on reaching net income profitability for FY2004.


Attached is the financial information comparing results for the three-month and twelve-month periods ended December 31, 2003 to the same periods in 2002.

          InteliData will hold a conference call today at 4:30 p.m. Eastern Time. Investors can access the call by dialing (888) 375-8244. The conference leader is Al Dominick. International callers can dial (706) 634-5506. A replay can be accessed for 48 hours beginning at 7:30 p.m. on February 26th. Domestic participants may dial (800) 642-1687 and enter Conference ID 5553314, while international callers should dial 706-645-9291 for the replay. Online audio replays will also be available at InteliData's
     Web      site       www.intelidata.com,       www.streetevents.com      and
                         ------------------        --------------------
     www.companyboardroom.com for 30 days.
     ------------------------

About InteliData

With over a decade of experience, InteliData provides online banking and Electronic Bill Payment and Presentment (EBPP) technology and services to leading banks, credit unions, brokerage firms, financial institution processors and credit card issuers. The Company develops and markets software products that offer proven scalability, flexibility and security in supplying real-time, Internet-based banking services. The Company also serves as an application service provider by providing Internet hosting and application service provider solutions. Visit the Company's Web site at www.InteliData.com.
                                           ------------------



"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995:


This release contains forward looking statements that are subject to risks and uncertainties, including, but not limited to, our ability to continue funding operating losses, our ability to manage our expenses in line with anticipated business levels, the ability of the Company to complete product implementations in required time frames and the Company's ability to maintain customers and increase its recurring revenues and/or reduce operating costs associated with its ASP business, the Company's ability to retain key customers and to increase revenues from existing customers, the impact of competitive products, pricing pressure, product demand and market acceptance risks, pace of consumer acceptance of home banking and reliance on the Company's bank clients to increase usage of Internet banking by their customers, the effect of general economic conditions on the financial services industry, mergers and acquisitions, risk of integration of the Company's technology by large software companies, the ability of financial institution customers to implement applications in the anticipated time frames or with the anticipated features, functionality or benefits, reliance on key strategic alliances and newly emerging technologies, the ability of the Company to leverage its third party relationships into new business opportunities in the EBPP market, the on-going viability of the mainframe marketplace and demand for traditional mainframe products, the ability to attract and retain key employees, the availability of cash for long-term growth, product obsolescence, ability to reduce product costs, fluctuations in operating results, delays in development of highly complex products and other risks detailed from time to time in InteliData filings with the Securities and Exchange Commission. These risks could cause the Company's actual results to differ materially from those expressed in any forward looking statements made by, or on behalf of, InteliData. InteliData is not under any obligation (and expressly disclaims an obligation to) update or alter its forward-looking statements, whether as a result of new information or otherwise.



                                      # # #

                       INTELIDATA TECHNOLOGIES CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2003 AND 2002
                  (in thousands, except share data; unaudited)

                                                                                           2003          2002
                                                                                    ------------    ------------
ASSETS
  CURRENT ASSETS
     Cash and cash equivalents                                                      $      7,603    $      5,674
     Accounts receivable, net                                                              2,890           2,974
     Other receivables                                                                       180             309
     Prepaid expenses and other current assets                                               625             802
                                                                                    ------------    ------------
         Total current assets                                                             11,298           9,759

  NONCURRENT ASSETS
     Property and equipment, net                                                           1,529           2,554
     Goodwill, net                                                                        26,238          26,238
     Intangibles, net                                                                      5,060           5,780
     Other assets                                                                            211             175
                                                                                    ------------    ------------

TOTAL ASSETS                                                                        $     44,336    $     44,506
                                                                                    ============    ============


LIABILITIES AND STOCKHOLDERS' EQUITY
  CURRENT LIABILITIES
     Accounts payable                                                               $      1,531    $      2,081
     Accrued expenses                                                                      1,599           3,458
     Deferred revenues                                                                     1,351           1,673
     Other liabilities                                                                       364             252
     Net liabilities of discontinued operations                                               45              51
                                                                                    ------------    ------------
TOTAL CURRENT LIABILITIES                                                                  4,890           7,515
     Other liabilities                                                                       380             337
     Net liabilities of discontinued operations                                               75             200
                                                                                    ------------    ------------
TOTAL LIABILITIES                                                                          5,345           8,052
                                                                                    ------------    ------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
     Preferred stock, $0.001 par value; authorized 5,000,000 shares;
        no shares issued and outstanding                                                      --              --
     Common stock, $0.001 par value; authorized 100,000,000 shares;
        issued 52,065,000 shares in 2003 and 49,797,000 shares in 2002;
        outstanding 51,231,000 shares in 2003 and 48,991,000 shares in 2002                   52              50
     Additional paid-in capital                                                          306,963         302,833
     Treasury stock, at cost:  834,000 shares in 2003 and 806,000 shares in 2002          (2,546)         (2,473)
     Deferred compensation                                                                  (228)           (304)
     Accumulated other comprehensive income                                                   --              --
     Accumulated deficit                                                                (265,250)       (263,652)
                                                                                    ------------    ------------
TOTAL STOCKHOLDERS' EQUITY                                                                38,991          36,454
                                                                                    ------------    ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                          $     44,336    $     44,506
                                                                                    ============    ============



                       INTELIDATA TECHNOLOGIES CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
            THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2003 AND 2002
                (in thousands, except per share data; unaudited)




                                                             Three months ended                 Twelve months ended
                                                                    December 31,                      December 31,
                                                          -----------------------------   -------------------------------
                                                             2003             2002              2003             2002
                                                          -----------      -----------       -----------      -----------
Revenues                                                     4,362             5,316           20,630            21,495
Cost of revenues                                             1,809             2,060            7,549             8,474
                                                          -----------      -----------      ------------      -----------

Gross profit                                                 2,553             3,256           13,081            13,021

Operating expenses
     General and administrative                              2,059             1,324            7,496             8,629
     Selling and marketing                                     581               400            1,910             2,947
     Research and development                                1,074             1,701            5,020             8,807
     Amortization of intangibles                               180               180              720               720
                                                          -----------      -----------       -----------      -----------
         Total operating expenses                            3,894             3,605           15,146            21,103
                                                          -----------      -----------       -----------      -----------

Operating loss                                              (1,341)             (349)          (2,065)           (8,082)
Realized gain (loss) on sales of investments                    --                --               --              (748)
Other income (expenses), net                                   180                12              179                99
                                                          -----------      -----------       -----------      -----------

Loss before income taxes                                    (1,161)             (337)          (1,886)           (8,731)
Provision (benefit) for income taxes                          (288)             (137)            (288)             (137)
                                                          -----------      -----------       -----------      -----------

Net Loss                                                 $    (873)        $    (200)        $ (1,598)        $  (8,594)
                                                         ============      ===========       ===========      ===========



Basic and diluted earnings (loss) per common share       $   (0.02)        $   (0.00)        $  (0.03)        $   (0.18)
                                                         ============      ===========       ===========      ===========

Basic and diluted weighted-average
     common shares outstanding                              51,078            48,840           50,028            48,869
                                                         ============      ===========       ===========      ===========

